Exhibit 99.1

1 2 nd Quarter 2019 Investor Conferences May 7 th and 8 th and May 21 st and 22 nd , 2019 NASDAQ: BCML

2 Presentation Disclosure This investor presentation has been prepared by Baycom Corp (“BCML”) or the “Company”)) solely for informational purposes based on its own information, as well as information from public sources . This presentation has been prepared to assist interested parties in making their own evaluation of BCML and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of BCML . This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements relate to our financial condition, results of operations, plans, objectives, future performance or business . Forward - looking statements are not statements of historical fact, are based on certain assumptions and are generally identified by use of the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could . ” You are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date made . By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements . Important factors that could cause our actual results to differ materially from the results anticipated or projected, include, but are not limited to, the following : expected revenues, cost savings, synergies and other benefits from our recent merger with Bethlehem Financial Corporation or pending merger with Uniti Financial Corporation might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected ; future acquisitions by us of other depository institutions or lines of business ; changes in general economic conditions and conditions within the securities market ; legislative and regulatory changes ; fluctuations in interest rates ; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for loan losses ; our ability to access cost - effective funding ; fluctuations in real estate values and both residential and commercial real estate market conditions ; demand for loans and deposits in our market areas ; increased competitive pressures ; changes in our business strategies ; and other factors described in our latest Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q and other filings with the Securities and Exchange Commission (“SEC”) that are available on our website at www . unitedbusinessbank . com and on the SEC's website at www . sec . gov . Any forward - looking statements that we make in this investor presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above, in our SEC filings or because of other factors that we cannot foresee . We do not undertake and specifically disclaim any obligation to update or revise any forward - looking statement included in this report to reflect circumstances or events that occur after the date on which the forward - looking statement is made . This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”) . These non - GAAP financial measures include “Tangible Book Value Per Share,” and “Tangible Common Equity . ” The Company believes that these non - GAAP financial measures are important to many investors who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets . These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures . Because not all companies use the same calculation of “Tangible Book Value Per Share,” and “Tangible Common Equity,” this presentation may not be comparable to other similarly titled measures as calculated by other companies .

Baycom Corp – Who we are

Overview

- BayCom Corp is the bank holding company for United Business Bank
  - Founded in 2004 and headquartered in Walnut Creek, California
  - Full service commercially-oriented community bank
  - Serves small and mid-sized businesses, professionals and individuals
- 22 full-service branches and one loan production office[1]
  - 9 located in San Francisco Bay Area
  - 2 traditional and 1 LPO in Los Angeles
  - 3 in California's Central Valley
  - 2 in Seattle, Washington
  - 2 in Albuquerque, New Mexico
  - 4 located south of Albuquerque, New Mexico
- Six successful acquisitions completed since 2010
- 1st Quarter 2019 reflects the first quarter of full integration of the 2018 BFC acquisition
- Unity acquisition is expected to close in the 2nd Quarter of 2019.

Financial Highlights

Description	Baycom 3 Mo Ended March 31, 2019	Baycom 12 Mo Ended December 31, 2018	With Uniti Proforma[5] 12 Mo Ended December 31, 2018
(Dollars and shares in thousands, except per share data)			
Net Income	$ 4,942	$ 14,493	$ 17,270
Diluted Earnings Per Share	$ 0.45	$ 1.50	$ 1.60
Average Shares Outstanding	10.892	9.692	10.807
Return on Average Assets[3]	1.33%	1.07%	1.06%
Return on Average Equity[3]	9.69%	8.28%	9.03%
Yield on Earning Assets[3]	4.74%	4.54%	4.70%
Cost of Interest-Bearing Liabilities[3]	0.70%	0.62%	0.75%
Net Interest Margin[3]	4.30%	4.15%	4.24%
Efficiency Ratio	57.39%	62.15%	63.81%
Non Performing Assets / Total Assets[4]	0.30%	0.27%	0.27%

(1) Excludes Goodwill and Core Deposit Intangible
(2) Regulatory capital ratios are for United Business Bank only. Proforma Uniti capital ratios include expected merger related adjustments
(3) Annualized
(4) Nonperforming assets consists of non-accruing loans and other real estate owned
(5) BayCom Corp Inc, and Uniti Financial Corporation information as of the dates indicated is derived from the audited financial information included in their respective financial statements and the S-4 filing with the SEC.. Proforma results presented are a consolidation of those financial statements and include expected merger related adjustments.

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4 Company Strengths □ Seasoned and talented management team who founded and led the Company since 2004 □ Disciplined acquisition strategy and proven track record of integrating banks ▪ The Company recorded bargain purchase gains in three of its six completed acquisitions with the other three having tangible book value pay back periods under four years ▪ Company is well - positioned for future M&A ▪ Acquisition focus is on the Western region of the United States □ Strong core performance metrics creates potential for future shareholder appreciation □ Efficient and scalable platform with capacity to support growth □ Attractive metropolitan markets (Bay Area, Los Angeles, Seattle) with favorable demographics and strong local economies ▪ Footprint allows for ample fill - in opportunities ▪ Uniti Financial Corporation acquisition will increase Southern California presence □ Expansion in New Mexico with 2018 BFC acquisition □ Strong asset quality metrics since inception □ Experience in system and operational integration

5 Experienced Leadership Team Name / Title Experience Background George J. Guarini 31 years • President and Chief Executive Officer since the Bank began operations in 2004 President & Founding CEO • Held key executive and senior level management positions with national and regional financial institutions Chief Executive Officer 15 years with BCML• Successfully resolved significant loan portfolio weakness at two financial institutions Janet L. King 30 years • Senior Executive Vice President and Chief Operating Officer since the Bank's inception in 2004 Senior Executive Vice President &Founding COO • Formerly Chief Branch Administrator at Circle Bank from 1999 - 2004 where she was responsible for all aspects Chief Operating Officer 15 years with BCML of operations • Served as Vice President of Operations for Valencia Bank & Trust from 1987 - 1998 Keary L. Colwell 29 years • Senior Executive Vice President, Chief Financial Officer, and Corporate Secretary of Baycom Senior Executive Vice President &Founding CFO • Chief Financial Officer, Chief Administrative Officer and Corporate Secretary of United Business Bank (formerly Chief Financial Officer & 15 years with BCML known as Bay Commercial Bank, since its inception in 2004 Corporate Secretary • Instrumental in the successful turn-around of a Bay Area bank in the 1990s David J. Funkhouser 31 years Executive Vice President & 3 years with BCML • Joined the Bank in March 2015 as Executive Vice President & Chief Credit Officer Chief Credit Officer • Former Persident and CEO at a number of Bay Area community banks Rick Pak 31 years • Joined the Bank in September, 2016 - promoted to CLO in January, 2019 Executive Vice President & 2 years with BCML • Previously served in various positions at Wells Fargo, Citibank, and various other banks and credit unions Chief Lending Officer • Expertise in SBA, USDA, agricultural, consumer and commercial lending

6 Headquarters of Potential Acquisition Opportunities Disciplined Acquisition Strategy □ Strategic consolidation of community banks ▪ Provides scale and operating efficiencies ▪ Adds experienced and knowledgeable banking talent ▪ Opportunity to improve CRE concentration ratios ▪ Opportunity to drive down cost of funds ▪ Geographic diversification ▪ Adds portfolios of seasoned loans □ Maintain disciplined approach ▪ Increase low - cost deposits ▪ Expand market area served ▪ Enhance noninterest income □ Enhance the performance of acquired banks ▪ Developed core competency evaluating, structuring, acquiring and integrating target banks □ Target markets – Selected Western States ▪ California ▪ Colorado ▪ Nevada ▪ Oregon ▪ Washington □ Size Criteria ▪ Banks with assets between $100 million and $1.5 billion □ There are 232 banks within our target markets that meet our size criteria Note: Data as of December 31, 2018 Source: S&P Global Market Intelligence Total Banks Median Asset Size Banks $100M-$500M 164 $242,753 Banks $500M-$1B 44 $728,498 Banks $1B-$1.5B 24 $1,136,184

7 ▪ We serve the Sacramento - Roseville - Arden - Arcade MSA through one branch office • With a population of approximately 2.3 million, the state capital, median household income of $63,727, and a projected population growth of 5.1% through 2022, the region is a reliable and growing market ▪ The Stockton - Lodi MSA in Central California is home to two branches • Population growth is expected to be 5.4% through 2022, and holds a median household income of approximately $56,705 • The area has a diverse industry mix, including agriculture, e - fulfillment centers, advanced manufacturing, data centers/call centers, and service industries Key Highlights of Current Markets: Bay Area, California Seattle, Washington Los Angeles County, California ▪ Part of both the San Francisco - Oakland - Hayward MSA and the San - Jose - Sunnyvale - Santa Clara MSA • San - Francisco - Oakland - Hayward MSA represents the second most populous area in California, and the 12 th largest in the United States ▪ Great market for future growth, with a projected population growth of 5.9% through 2022 versus the national average of 3.7% ▪ Median household income is roughly $88,685, which greatly exceeds the national average of $57,462 ▪ Largest MSA in California with over 13 million residents in the MSA; the second largest MSA in the United States ▪ Greater Los Angeles Market area ranked as 16 th largest economy in the world with an estimated gross domestic product of about $1 trillion ▪ The Seattle - Tacoma - Bellevue MSA is the largest MSA in Washington, covers approximately 2,100 square miles ▪ Population estimated to grow 7.5% through 2022, with a median household income of $81,089 ▪ Strong economic base, housing large employers such as Amazon, Starbucks, and Boeing Source: S&P Global Market Intelligence; U.S. Census Bureau Central Valley, California Albuquerque, New Mexico ▪ Albuquerque MSA is the largest MSA in New Mexico, and 60 th in the United States ▪ Population estimated to grow 1.7% through 2022, with a median household income of $50,192 ▪ Strong economic base, housing large employers such as Honeywell, SCHOTT Solar, and Intel Corp

8 □ $965 million total loans (excluding loans held for sale) ▪ 59% originated vs. 41% acquired □ Approximately 53% of the loan portfolio is from the San Francisco Bay Area □ Average yield on total loans of 5.42% for 2018 ▪ 20% mature or reprice within 12 months ▪ 66% are floating or adjustable rate □ SBA Preferred Lender ▪ During 2018, $ 22.3 million of SBA loans ( guaranteed portion) were sold which generated $2.2 million of revenue Loan Portfolio Loan Portfolio Composition as of March 31, 2019 Note: Data as of March 31, 2019 unless otherwise noted. C & I 13% Residential 10% Multifamily 12% Owner Occupied CRE 26% Non - Owner Occupied CRE 32% Other 6% Description As of March 31, 2019 As of December 31, 2018 (Dollars in thousands) Loan Maturity Schedule Maturing within one year 107,626$ 105,194$ Maturing after one to five years 183,322 195,328 Maturing after five years 674,376 675,173 Total loans 965,324$ 975,695$ Loan Portfolio By Type As of Mar 31, Description 2019 (Dollars in thousands) Commercial and Industrial 126,580$ Residential RE 100,467 Multifamily RE 116,348 Owner Occupied CRE 250,459 Non-Owner Occupied CRE 312,028 Construction, Land, Ag and Other 59,442 Total 965,324$

9 Commercial and Multifamily Real Estate Detail CRE and Multifamily Loan Composition as of March 31, 2019 □ $679 million total loans □ Diversified by property type □ 68.6% floating rate vs. 31.4% fixed 1 □ Average loan size approximately $787,000 □ Weighted average loan - to - value ratio (LTV) of 56.3% CRE Concentration Interagency Guidance Note: Data as of March 31, 2019 (1) Based on loans that mature after March 31, 2019 and includes multifamily, owner occupied CRE, and non - owner occupied CRE; excludes purchased credit impaired (PCI) loans (2) For Interagency guidance purposes, CRE loans include non - owner occupied CRE, multifamily, and construction and land (3) CRE Loans / United Business Bank total capital; ratio is for United Business Bank only (4) Includes owner occupied CRE, non - owner occupied CRE and multifamily; excludes construction loans Multifamily 17% Office 16% Retail 15% Hotels / Motels 14% Industrial 9% Gas Stations 10% Convalesent 5% Restaurants 4% All Other 10% Interagency UBB Concentration Guidance Ratio 3 CRE Loans 2 300% 273% Construction Loans 100% 22% CRE Portfolio By Type 4 As of March 31, Description 2019 (Dollars in thousands) Multifamily 116,348$ Office 107,848 Retail 103,129 Hotels / motels 91,777 Industrial 65,439 Gas station 62,957 Convalesent facility 32,903 Restaurants 27,473 All other 70,961 Total 678,835$

10 Deposit Portfolio Summary Deposit Composition as of March 31, 2019 At March 31, 2019: □ $1.3 billion total deposits □ Noninterest - bearing demand represents 33% of total deposits □ Interest bearing demand, Savings and money market accounts represent 50% of total deposits Note: Data as of March 31, 2019 and December 31 of each respective year presented Deposit Growth ($ in thousands) Money Market 30% Interest - bearing Demand and Savings 20% Noninterest - bearing demand 33% Certificates of Deposit 17% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 Q1 2019 2018 2017 2016 2015 Time > $250K Time $250K or Less Money Market NOW and Savings Non-interest bearing checking Deposits by Type as Of March 31, 2019 (Dollars in thousands) Noninterest-bearing demand 416,803$ Interest-bearing Demand and Savings 251,719 Money Market 371,020 Certificates of Deposit 211,025 Total Deposits 1,250,567 Cost of Interest Bearing Deposits 0.70% Net Interest Margin 4.30% Net Interest Spread 4.04%

11 Attractive Net Interest Spread Yield on Interest - Earning Assets Cost of Average Interest - Bearing Liabilities Net Interest Spread Net Interest Margin Note: Annual data as of or for the year ended December 31 of each respective year 2019Q1 data as of or for the three months ended March 31, 2019, annualized 4.47% 4.74% 4.59% 4.54% 4.74% 4.30% 4.35% 4.40% 4.45% 4.50% 4.55% 4.60% 4.65% 4.70% 4.75% 4.80% 2015 2016 2017 2018 2019Q1 Yield on Interest Earning Assets 0.72% 0.73% 0.65% 0.62% 0.70% 0.56% 0.58% 0.60% 0.62% 0.64% 0.66% 0.68% 0.70% 0.72% 0.74% 2015 2016 2017 2018 2019Q1 Cost of Average Interest - Bearing Liabilities 3.75% 4.01% 3.94% 3.92% 4.04% 3.60% 3.65% 3.70% 3.75% 3.80% 3.85% 3.90% 3.95% 4.00% 4.05% 4.10% 2015 2016 2017 2018 2019Q1 Net Interest Spread 4.00% 4.25% 4.14% 4.15% 4.30% 3.80% 3.85% 3.90% 3.95% 4.00% 4.05% 4.10% 4.15% 4.20% 4.25% 4.30% 4.35% 2015 2016 2017 2018 2019Q1 Net Interest Margin

12 Creating Value For Shareholders Note: Annual data as of or for the year ended December 31 of each respective year and 2019Q1 data as of or for the three months ended March 31, 2019 (1) Tangible Book Value excludes Goodwill and Core Deposit Intangible; see reconciliation of Non - GAAP financial measures at the end of this presentation □ During 2017, the Company recorded $3.5 million, pre - tax, of merger expenses related to two completed acquisitions and a $2.7 million charge for an income tax adjustment related the enactment of Tax Cut and Jobs Act; the combined effect of these two items reduced EPS by $0.77. $12.96 $14.12 $13.81 $16.46 $16.99 $1.37 $1.09 $0.81 $1.50 $0.45 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2015 2016 2017 2018 2019Q1 Diluted Earnings per Share ($) Tangible Book Value per Share ($) TBV / Share TBV / Share 2019Q1 Diluted EPS □ During 2018, the Company recorded $2.3 million, pre - tax, of merger expenses related to one completed acquisition, which reduced EPS by $0.24.

Corporate History

BAYCOM CORP

Consistent Organic Asset Growth Supplemented By Acquisitions

- **2004**: Opened Bay Commercial Bank
- **2009**: Acquired Castro Valley Branch
- **2010**: Raised $16.8 million of common stock from institutional and individual investors
- **2011**: Acquired Global Trust Bank
- **2012**: Opened Napa Branch
- **2013**
- **2014**: Acquired Community Bank of San Joaquin
- **2015**: Acquired Valley Community Bank
- **2016**: Formed Bank Holding Company BayCom Corp
- **2017**:
  - Acquired United Business Bank, FSB
  - Renamed Bay Commercial Bank as United Business Bank
  - Acquired Plaza Bank
- **2018**:
  - Acquired MyBank
  - Consolidated San Jose Branch
  - Consolidated Oakland Branch
  - Completed IPO and Nasdaq Listing
  - Signed Definitive Agreement to Acquire Uniti Bank

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14 Demonstrated Track Record of Growth Total Assets ($mm) Total Net Loans ($mm) Total Deposits ($mm) Net Income ($000) Note: Annual data as of or for the year ended December 31 of each respective year 2019Q1 data as of or for the three months ended March 31, 2019. Proforma data obtained from S - 4 filed with the SEC on or about March 22, 2019. $623 $675 $1,246 $1,478 $1,482 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2015 2016 2017 2018 2019Q1 $460 $504 $890 $971 $964 $0 $200 $400 $600 $800 $1,000 $1,200 2015 2016 2017 2018 2019Q1 $543 $591 $1,104 $1,258 $1,251 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2015 2016 2017 2018 2019Q1 $7,452 $5,912 $5,260 $14,493 $4,942 $17,270 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2015 2016 2017 2018 2018 Proforma with Uniti 2019Q1 Net Income - Baycom Net Income - Proforma with Uniti

15 Strong Credit Quality Net Charge - Offs Nonperforming Assets / Total Assets 1 Allowance for Loan Losses / Total Loans ² Net Charge - Offs / Average Loans Note: Annual data as of or for the year ended December 31 of each respective year. 2019Q1 data as of or for the three months ended March 31, 2019 (1) Nonperforming assets consists of non - accruing loans and other real estate owned (2) As of 12/31/2019, the allowance for loan losses plus the net discount on acquired loans to total loans was 1.28% 0.05% 0.28% 0.01% 0.27% 0.30% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2015 2016 2017 2018 2019Q1 0.83% 0.74% 0.47% 0.53% 0.56% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2015 2016 2017 2018 2019Q1 $62 $674 $22 $917 $12 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2015 2016 2017 2018 2019Q1 0.02% 0.14% 0.00% 0.09% 0.00% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 2015 2016 2017 2018 2019Q1

16 Financial Performance Summary Return on Average Assets Return on Average Equity Efficiency Ratio 1 Note: Annual data for the year ended December 31 of each respective year 2019Q1 data for the three months ended March 31, 2019, annualized (1) Calculated by dividing noninterest expense by the sum of net interest income before provision for loan losses plus noninteres t i ncome 1.24% 0.91% 0.51% 1.07% 1.33% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2015 2016 2017 2018 2019Q1 10.36% 7.87% 5.28% 8.28% 9.69% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2015 2016 2017 2018 2019Q1 64.66% 60.78% 67.34% 62.15% 57.39% 52.00% 54.00% 56.00% 58.00% 60.00% 62.00% 64.00% 66.00% 68.00% 70.00% 2015 2016 2017 2018 2019Q1

17 Appendix

18 Non - GAAP Reconciliation Tangible Common Equity and Tangible Assets (Dollars in thousands except per share data) As of March 31, 2015 2016 2017 2018 2019 Tangible Common Equity: Total Shareholders Equity 72,381$ 78,063$ 118,635$ 200,753$ 206,411$ Adjustments: Goodwill - - (10,365) (14,594) (14,594) Core Deposit Intangible (1,201) (802) (4,772) (7,205) (6,816) Tangible Common Equity 71,180$ 77,261$ 103,498$ 178,954$ 185,001$ Tangible Assets: Total Assets - GAAP 623,304$ 675,299$ 1,245,794$ 1,478,395$ 1,482,470$ Adjustments: Goodwill - - (10,365) (14,594) (14,594) Core Deposit Intangible (1,201) (802) (4,772) (7,205) (6,816) Tangible Assets 622,103$ 674,497$ 1,230,657$ 1,456,596$ 1,461,060$ Common Shares Outstanding 5,493,209 5,472,426 7,496,995 10,869,275 10,891,564 Tangible Common Equity to Tangible Assets Ratio 11.44% 11.45% 8.41% 12.29% 12.66% Tangible Book Value Per Share 12.96$ 14.12$ 13.81$ 16.46$ 16.99$

19 Questions ? CONTACT INFORMATION BayCom Corp George J. Guarini, Founding Director and CEO 500 Ygnacio Valley Road Suite 200 Walnut Creek, CA 94596 gguarini@ubb - us.com 925.476.1800 Keary Colwell, Sr. Executive VP/CFO 500 Ygnacio Valley Road Suite 200 Walnut Creek, CA 94596 kcolwell@ubb - us.com 925.476.1800